UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

         --------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 27, 2004


                                  KADANT INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                          1-11406                             52-1762325
(State or Other           (Commission File Number)                 (IRS Employer
Jurisdiction                                                 Identification No.)
of Incorporation)

One Acton Place
Acton, Massachusetts                                                       01720
(Address of Principal Executive Offices)                              (Zip Code)


                                 (978) 776-2000
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                                   KADANT INC.


Item 2.02  Results of Operations and Financial Condition.

           On October 27, 2004, Kadant Inc. (the "Company") announced its financial results for the fiscal quarter ended October 2, 2004. The full text of the press release issued in connection with the announcement is furnished as
Exhibit 99 to this Current Report on Form 8-K.

           The information in this Form 8-K (including Exhibit 99) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05  Costs Associated with Exit or Disposal Activities.

           On October 27, 2004, the Board of Directors of the Company approved a plan to sell the Company's composites building products business (the "composites business") which is part of the Company's Composite and Fiber-based Products segment. The Company decided to sell the composites business after a determination that the business does not align with the Company's other business lines and long-term strategies. The Company intends to sell the composites business as a going concern and is presently evaluating potential buyers for the composites business as well as the costs that may be incurred in selling the business. Further, as described in Item 2.06 below, the Company is also evaluating whether any impairment charge related to the composites business is required in the quarter ending January 1, 2005, as a result of the decision to discontinue the composites business for accounting purposes.

Item 2.06  Material Impairments.

           In connection with the decision to discontinue the operations of the composites business, as described under Item 2.05 above, the Company may incur an impairment charge in the fourth quarter of 2004. At the present time, the Company is not able to estimate the amount of the impairment charge, if any, that may be required.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibit

           The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed.

           Exhibit
             No.        Description of Exhibit
           -------      ----------------------

             99         Press Release issued by the Company on October 27, 2004.


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                                   KADANT INC.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KADANT INC.


Date:  October 27, 2004   By: /s/ Thomas M. O'Brien
                              --------------------------------------------------
                              Thomas M. O'Brien
                              Executive Vice President, Chief Financial Officer, and Treasurer



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